Exhibit 99.1

CHRISTIAN DISPOSAL, LLC
AND SUBSIDIARY

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED
DECEMBER 31, 2014 and 2013

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS

TABLE OF CONTENTS

INDEPENDENT AUDITOR’S REPORT

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheets

Consolidated Statements of Operations

Consolidated Statements of Changes in Member’s Equity

Consolidated Statements of Cash Flows

Notes to Consolidated Financial Statements

D'Arelli Pruzansky, P.A.

CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITOR'S REPORT

To the Member
of Christian Disposal, LLC

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of Christian Disposal, LLC (a Missouri corporation) and subsidiary, which comprise the consolidated balance sheets as of December 31, 2014 and 2013, and the related consolidated statements of operations, changes in member's equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Christian Disposal, LLC and subsidiary as of December 31, 2014 and 2013, and the results of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Coconut Creek, Florida
March 28, 2016

/s/ D'Arelli Pruzansky, P.A.
Certified Public Accountants

5489 Wiles Road, Unit 303 • Coconut Creek, Florida 33073 • Phone: 754.205.6417 • Fax: 754.205.6519

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2014 AND 2013

Assets	2014	2013

Current assets:
Cash	$182,784	$633,598
Accounts receivable, net of allowance of $456,633 and $401,326, respectively	1,153,269	1,105,254
Prepaid expenses	214,302	75,065

Total current assets	1,550,355	1,813,917

Property, plant and equipment
At cost, net of accumulated depreciation of $7,666,308 and $6,823,993, respectively	4,148,282	4,056,800

Other assets:
Deposits	20,000	30,000

Total other assets	20,000	30,000

Total assets	$5,718,637	$5,900,717

Liabilities and Member's Equity

Current liabilities:
Accounts payable and accrued expenses	$246,058	$550,724
Deferred revenue	948,826	1,036,012
Current portion of long-term debt	308,814	218,211

Total current liabilities	1,503,698	1,804,947

Long-term debt, net of current portion	622,126	447,682

Total liabilities	2,125,824	2,252,629

Member's equity:
Member's equity	3,592,813	3,648,088

Total liabilities and member's equity	$5,718,637	$5,900,717

See accompanying notes to the financial statements.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

Revenue	$12,639,143	$10,901,319

Cost of sales and services:
Cost of sales and services	8,168,193	7,143,192
Depreciation	1,110,239	793,584

Total cost of sales and services	9,278,432	7,936,776

Gross profit	3,360,711	2,964,543

Expenses:
Compensation and related expense	536,390	491,302
Depreciation and amortization	79,706	141,560
Impairment of goodwill and other intangibles	-	1,396,711
Selling, general and administrative	1,793,129	1,404,696

Total expenses	2,409,225	3,434,269

Other income (expenses):
Gain on disposal of assets	47,668	10,678
Miscellaneous income	50,464	7,629
Interest (expense)	(31,042)	(25,174)

Total other income (expenses)	67,090	(6,867)

Net income (loss)	$1,018,576	$(476,593)

See accompanying notes to the financial statements.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

Member's equity - January 1, 2013	$3,151,603

Net loss	(476,593)

Member's contributions	1,902,999

Member's distributions	(929,921)

Member's equity - December 31, 2013	3,648,088

Net income	1,018,576

Member's contributions	102,729

Member's distributions	(1,176,580)

Member's equity - December 31, 2014	$3,592,813

See accompanying notes to the financial statements.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

	2014	2013

Cash flows from operating activities:
Net income (loss)	$1,018,576	$(476,593)
Adjustments to reconcile net income to net cash provided
from operating actives:
Depreciation and amortization	1,188,686	935,144
Impairment of goodwill and other intangibles	-	1,396,711
Gain on disposal of assets	(47,668)	(10,678)
Other assets	10,000	(30,000)
Changes in working capital items:
Accounts receivable	(48,015)	(495,362)
Prepaid expenses	(139,237)	(12,259)
Accounts payable and accrued expenses	(304,666)	(222,792)
Deferred revenue	(87,186)	496,533

Net cash provided from operating activities	1,590,490	2,026,288

Cash flows from investing activities:
Assets purchased through acquisition	-	(1,609,429)
Proceeds from sale of property, plant and equipment	85,987	10,678
Acquisition of property, plant and equipment	(1,318,487)	(1,226,139)

Net cash used in investing activities	(1,232,500)	(2,824,890)

Cash flows from financing activities:
Proceeds from debt	265,047	293,891
Principal payments on notes payable	-	(154,460)
Member's contributions	102,729	1,902,999
Member's distributions	(1,176,580)	(929,921)

Net cash (used in) provided from financing activities	(808,804)	1,112,509

Net change in cash	(450,814)	313,907

Beginning cash - January 1	633,598	319,691

Ending cash - December 31	$182,784	$633,598

Supplemental Disclosures of Cash Flow Information:

Cash paid for income tax	$-	$-

Cash paid for interest	$-	$-

See accompanying notes to the financial statements.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Note 1	-	Nature of Business and Summary of Significant Accounting Policies

Nature of Business

Christian Disposal LLC and its affiliates (the “Company”) provide waste management services, including collection, transfer, recycling and disposal services. The Company’s customers include residential, commercial and municipal customers in the St. Louis area and surrounding counties.

Principles of Consolidation

The consolidated financial statements consist of the accounts of Christian Disposal LLC., consolidated with the results of FWCD, LLC (“FWCD”). All significant intercompany accounts and transactions have been eliminated in combination.

On January 31, 2013 an Operating Agreement for Hwy 79 became effective between FWCD, as its sole Member and Manager.

Basis of Presentation

The Company follows accounting standards set by the Financial Accounting Standards Board (“FASB”) in ASC 115, Generally Accepted Accounting Principles, which establishes the FASB Accounting Standards Codification (“ASC”), as the sole source of authoritative U.S. generally, accepted accounting principles.

Concentration of credit risk

The Company generates accounts receivable in the normal course of business and grants credit to customers and does not require collateral to secure accounts receivable.

Cash

The Company maintains cash accounts, which are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. At times, cash balances may be in excess of the FDIC insurance limits.

Accounts receivable

Accounts receivable are recorded at management’s estimate of net realizable value. Management evaluates the adequacy of the allowance for doubtful accounts based on historical customer trends, type of customer, such as municipal or commercial, the age of the outstanding receivables and existing economic conditions. Accounts are written off when all collection efforts have been exhausted.

At December 31, 2014 and 2013, the Company had balances of approximately $1,153,000 and $1,105,000 of net receivables, respectively.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Note 1	-	Nature of Business and Summary of Significant Accounting Policies (Continued)

Property, plant and equipment

Property and equipment is stated at cost. Repairs and maintenance costs are expensed as incurred and additions and improvements that significantly extend the lives of assets are capitalized. Upon disposition, cost and accumulated depreciation are eliminated from the related accounts and any gain or loss is reflected in the statement of operations. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets of three to thirty-nine years.

Deferred revenue

Deferred revenue represents amounts billed to customers in advance of services performed.

Fair value of financial instruments

In accordance with ASC 820, financial instruments, including cash, accounts receivable, prepaid expenses, accounts payable and accrued expenses and deferred revenue are carried at cost, which approximates fair value, due to the short-term nature of these instruments.

The Company has determined the fair value of notes payable through the use of significant other observable inputs. The carrying value of the Company’s notes payable approximates fair value based on current rates offered for debt with similar terms.

There were no triggering events that required fair value measurements of the Company’s nonfinancial assets and liabilities at December 31, 2014 and 2013.

Long-lived assets

If facts and circumstances suggest that a long-lived asset may be impaired, the carrying value is reviewed. If this review indicates that the carrying value of the asset will not be recovered, as determined based on projected undiscounted cash flows related to the asset over its remaining life, the carrying value of the asset is reduced to its estimated fair value. There were no impairment charges for the year ended December 31, 2014 or 2013.

Revenue recognition

The Company recognizes revenue from fees charged for waste collection, transfer, disposal, and recycling services. The fees charged are generally defined in service agreements and vary based on contract-specific terms such as frequency of service and general market factors influencing a municipality’s rates. The fees charged generally include fuel surcharges based on changes in market prices for fuel. Revenue is recognized as services are performed. Certain services are billed prior to performance, such as on a quarterly basis. These advance billings are included in deferred revenue and recognized as revenue in the period the service is provided.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Note 1	-	Nature of Business and Summary of Significant Accounting Policies (Continued)

Advertising costs

Advertising costs are expensed as incurred and totaled approximately $10,000 and $16,000 for the year ended December 31, 2014 and 2013, respectively.

Income taxes

As a limited liability company, the Company is not subject to U.S. federal, state, or local income taxes. Rather, income taxes related to the Company’s operations are the responsibility of its member. As a single member limited liability company, the Company does not file separate income tax returns, rather all income and expense is reported on the member’s personal income tax return.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets, liabilities, revenues, expenses, and the disclosure of contingent assets and liabilities. Accordingly, actual results could differ from those estimates.

Note 2	-	Beck-Tel Asset Purchase Agreement

On August 30, 2013, the Company executed an Asset Purchase Agreement with Beck-Tel Trash Service. On September 25, 2013, the Company executed an additional Asset Purchase Agreement for certain containers and trucks for $36,000. The purchase was made to geographically expand the Company’s market.

The Company accounted for the acquisition utilizing the purchase method of accounting in accordance with ASC 805 "Business Combinations". The Company is the acquirer for accounting purposes and Beck-Tel is the acquired Company.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Note 2	-	Beck-Tel Asset Purchase Agreement (Continued)

The components of the fair value of the Beck-Tel Acquisition at the date of purchase were as follows:
Assets acquired:

Vehicles and equipment	$905,900
Goodwill	842,100
Small tools	25,000

Total assets	1,773,000

Liabilities assumed – Deferred revenue	(163,573)

Cash paid	$1,609,427

Unaudited proforma results of operations data as if the Company and Beck-Tel had occurred as of January 1, 2013 are as follows:

2013
Proforma revenue	$12,250,000
Proforma gross profit	4,259,000
Proforma operating income	415,000

Note 3	-	Impairment of Intangible Assets

Intangible assets that are subject to amortization are reviewed for potential impairment whenever events or circumstances indicate that carrying amounts may not be recoverable. Assets not subject to amortization are tested for impairment at least annually. During 2013, the Company determined that, based on estimated future cash flows, the carrying amount of loan origination fees, which exceeds its fair value by approximately $6,000; accordingly, an impairment loss of that amount was recognized and is included in impairment of goodwill and other intangible assets.

Note 4	-	Impairment of Goodwill

Goodwill is assigned to specific reporting units and is reviewed for possible impairment at least annually or more frequently upon the occurrence of an event or when circumstances indicate that a reporting unit's carrying amount is greater than its fair value. During 2013, the Company determined that the carrying amount of the goodwill exceeded its fair value, which was estimated based on the present value of expected future cash inflows. Accordingly, a goodwill impairment loss of approximately $1,397,000 was recognized and is included in impairment of goodwill and other intangible assets in the Statement of Operations.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Note 5             -    Property, Plant and Equipment

The principal categories of property, plant and equipment may be summarized as follows:

	2014	2013
Land	$164,173	$164,173
Building and improvements	1,212,375	1,187,458
Office equipment	276,491	176,737
Vehicles and equipment	10,161,551	9,352,425

Total cost	11,814,590	10,880,793

Less accumulated depreciation	(7,666,308)	(6,823,993)

Undepreciated cost	$4,148,282	$4,056,800

Depreciation expense was approximately $1,189,000 and $935,000 for the years ended December 31, 2014 and 2013, respectively.

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Note 6	-	Notes Payable and Long-Term Debt

Notes payable consisted of the following at December 31:

	2014	2013

Note payable - financing company, secured by equipment, payable in monthly installments of $10,044, including principal and interest at 4.65%, due September 2016	$220,607	$328,148

Note payable - financing company, secured by equipment, payable in monthly installments of $5,836, including principal and interest at 4.29%, due September 2017	181,346	242,168

Note payable - financing company, secured by equipment, payable in monthly installments of $2,899, including principal and interest at 5.75%, due December 2015	-	65,557

Note payable - individual, secured by equipment, payable in monthly installments of $1,500, non-interest bearing, paid in full in 2014	-	30,000

Note payable - financing company, secured by equipment, payable in monthly installments of $3,268, including principal and interest at 4.57%, due July 2020	161,892	-

Note payable - financing company, secured by equipment, payable in monthly installments of $6,821, including principal and interest at 4.35%, due December 2019	300,000	-

Capitalized lease - financing company, secured by equipment, payable in monthly installments of $1,170, including principal and interest at 4.75%, through August 2018	67,095	-

Total	930,940	665,893

Less current portion of long-term debt	308,814	218,211

Total debt reflected as long-term	$622,126	$447,682

CHRISTIAN DISPOSAL, LLC AND SUBSIDIARY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2014 AND 2013

Note 6	-	Notes Payable and Long-Term Debt (Continued)

Interest expense was approximately $31,000 and $25,000 for the years ended December 31, 2014 and 2013, respectively.

Note 7	-	Concentrations

During the year ended December 31, 2014, one customer accounted for approximately 10% of the Company’s revenues. One customer accounted for approximately 13% of the Company’s accounts receivable balance at December 31, 2014.

During the year ended December 31, 2013, one customer accounted for approximately 10% of the Company’s revenues. Two customers accounted for approximately 26% of the Company’s accounts receivable balance at December 31, 2013.

Note 8	-	Risks and Uncertainties

While there are no material pending legal proceedings to which the Company is a party, the Company is involved in various claims, legal actions and regulatory proceedings arising in the ordinary course of business. In the opinion of the Company’s management, the resolution of these matters will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Note 9	-	Subsequent Events

In accordance with ASC 855, the Company has evaluated subsequent events through March 29, 2016, which is the date the financial statements were available to be issued and has determined that the following would be include as subsequent events.

Effective December 22, 2015, the Company was purchased by Meridian Waste Solutions, Inc., for thirteen million dollars (Christian Purchase Agreement).

Pursuant to the Christian Purchase Agreement, and simultaneous with the closing thereof, Christian Disposal, and the Company entered into an Employment Agreement with Patrick McLaughlin, pursuant to which Mr. McLaughlin will serve as Area Vice President of Business Development and Marketing for Christian Disposal, for a term of five years (the “Employment Agreement”).